--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company"), covering the quarter ended September 30, 1997.

MARKET ACTIVITY

Investors in the quarter reacted to a market environment of continued robust growth with low inflation by driving bond market yields to near-term low levels. The benchmark 30-year Treasury closed the third quarter at a yield of 6.40%, down from 6.78% at last quarter-end and a period high of 7.10% during April. The Treasury yield curve shifted downward as rates declined and flattened slightly. Longer-term Treasury bonds outperformed shorter notes. There appears to be little concern that the Federal Reserve (the "Fed") will tighten monetary conditions anytime soon.

The bond market returned 3.50% for the third quarter, as measured by the Lehman Brothers Government/Corporate Bond Index. Within the fixed income market, spread product (including investment grade corporate bonds, high yield bonds and mortgage-backed bonds) outperformed Treasuries.

INVESTMENTS

The Company remains fully invested. On September 30, 1997, corporate and foreign bonds represented approximately 72.3% of Company holdings, U.S.
Government/agency securities 23.7%, and cash and other assets 4.0%. Per share net asset value at September 30 was $18.97, up from $18.67 on June 30. A dividend of $.31 was declared during the third quarter.

PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, and based on the net value of its underlying assets, the Company returned 3.29% for the third quarter and 6.33% for the year to date. Index returns (which do not reflect expense deductions) were modestly higher at 3.50% for the quarter and 6.34% year to date. During the third quarter, the Company's performance was positively impacted by a substantial weighting in non-Treasury assets, including an allocation to high-yield securities. Performance was somewhat hurt by an asset duration that was slightly shorter than Index. The Company returned 6.69% and 9.12%, respectively, for the quarter and year-to-date as reflected by the change in the underlying market value of the shares listed on the New York Stock Exchange and assuming reinvestment of dividends.
                                                          (continued on panel 4)

--------------------------------------------------------------------------------
FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------
                                                        1997              1996
                                                        ----              ----
Net investment income                                  $4,451            $4,580
Net realized and unrealized gain(loss)                  1,058            (4,584)
Per share:
   Net investment income                                $0.93             $0.96
   Dividends from net investment income                 $0.93             $0.98
   Net asset value at end of period                    $18.97            $18.52


--------------------------------------------------------------------------------

NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
-------------------------------------------------------------------------------------------
       1997               1996               1995                1994              1993
       ----               ----               ----                ----              ----
      $0.93              $0.96               $0.99               $1.05            $1.06



--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------

ASSETS:
Investments at market value
   (Cost - $86,304,871)                                                 $88,999
Receivable for investments sold                                           1,081
Interest receivable                                                       1,474
Investment for deferred compensation (Cost - $88,163)                       105
Other                                                                         7
                                                                     -----------
   Total assets                                                          91,666
                                                                     -----------

LIABILITIES:
Payable for investments purchased                                           498
Deferred directors' fees payable                                            105
Accrued advisory fees payable                                                42
Other accrued expenses (including $14,705 due to affiliate)                 104
                                                                     -----------
   Total liabilities                                                        749
                                                                     -----------
                                                                     ===========
NET ASSETS                                                              $90,917
                                                                     ===========

NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital stock
   outstanding (12,000,000 shares authorized)                            $18.97
                                                                     ===========


STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Nine Months Ended September 30, 1997
(Unaudited)
-----------------------------------------------------------------------------------------------------

                                                                                    (IN THOUSANDS)
                                                                                    --------------

INVESTMENT INCOME:
   Interest                                                                                   $5,073
EXPENSES:
   Investment advisory fees                                           $352
   Custodian fees                                                       55
   Administrative services                                              49
   Shareholder reports                                                  38
   Transfer agent fees                                                  37
   Auditing and legal fees                                              30
   Directors' fees                                                      24
   State taxes                                                          20
   Other                                                                17                       622
                                                               ------------         -----------------
NET INVESTMENT INCOME                                                                          4,451
NET REALIZED GAIN ON INVESTMENTS                                                                 422
UNREALIZED APPRECIATION OF INVESTMENTS                                                           636
                                                                                    -----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                     5,509
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME                                                                         (4,457)
                                                                                    -----------------
NET INCREASE IN NET ASSETS                                                                     1,052
NET ASSETS:
   Beginning of period                                                                        89,865
                                                                                    -----------------
   End of period (includes overdistributed net investment
         income of $55,351)                                                                  $90,917
                                                                                    =================

--------------------------------------------------------------------------------


OUTLOOK

Overall, the bond market should continue robust performance. With inflation low and the Fed "on hold," positive sentiment prevails. At such elevated market levels, however, some caution is appropriate. If a vigilant Fed becomes uncomfortable with the degree of economic growth and its potential impact on inflation, tightening of monetary conditions could result. This, in turn, could bring about a negative market response. Any rise in rates should be short-lived. The economy would respond by losing some of its momentum and inflation worries would ebb. In the meantime, as long as the economy remains healthy, we expect to maintain an overweighting in both investment-grade corporates and high-yield bonds.


Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
INA Investment Securities, Inc.





INA Investment Securities, Inc. is a closed-end, diversified management investment company that invest primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

Effective December 1, 1997, State Street Bank and Trust Company will also allow you, at no additional cost, to deposit with it, for safekeeping and in "book entry form," any stock certificates for the Fund's shares you may have in your possession. You may elect to have these shares held within or outside of the Plan. Whether or not you participate in the Plan, you may elect by notice to State Street to have State Street sell you book entry shares. State Street will deduct from the sales proceeds $2.50 per transaction plus $.15 per share and remit the balance of the proceeds to you.

[TREE LOGO OF CIGNA APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                                [TREE LOGO OF CIGNA APPEARS HERE]
Philadelphia, PA 19101


                                                INA INVESTMENT SECURITIES, INC.
--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                   Third Quarter Report
    PERMIT 750
--------------------

                                                       September 30, 1997